UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2023

THE CORETEC GROUP INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

600 S. Wagner Rd., Ann Arbor, MI	48103
(Address of Principal Executive Offices)	(Zip Code)

(866)916-0833
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of The Coretec Group, Inc. 2023 Equity Incentive Plan

On October 27, 2023, the Board of Directors of The Coretec Group, Inc. (the “Company”) approved The Coretec Group, Inc. 2023 Equity Incentive Plan (the “Plan”), which covers the potential issuance of 57,000,000 shares of common stock, from which various awards may be granted, including but not limited to: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, and (f) Performance Cash Awards.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text attached as Exhibit 4.1 to this Current Report on Form 8-K.

Incentive Compensation Grants

On October 27, 2023, the Company granted five-year Options to members of the Company’s management, employees and consultants, as incentive compensation. The Company granted the following Options: (i) 5,000,000 Options to Matthew Kappers, (ii) 5,000,000 Options to Matthew L. Hoffman, (iii) 3,000,000 Options to Victor F. Keen, (iv) 3,000,000 Options to Simon Calton, (v) 1,000,000 Options to Ron Dombrowski, and (vi) an aggregate of 7,000,000 Options to employees and consultants of the Company. All of the Options have an exercise price equal to $ 0.0235 and are deemed fully vested and immediately exercisable.

The foregoing description of the Options does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Option Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements And Exhibits.

d) Exhibits

Exhibit No.	Description
4.1	The Coretec Group, Inc. 2023 Equity Incentive Plan
10.1	Form of Option Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Coretec Group Inc.
Date: October 31, 2023
	By:	/s/ Matthew J. Kappers
	Name:	Matthew J. Kappers
	Position:	Chief Executive Officer